Exhibit 10.14

WAIVER AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

This WAIVER AND AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment"), dated as of September 21, 2017, is entered into by and among Hydrofarm Holdings LLC, a Delaware limited liability company ("Holdings"), Hydrofarm, LLC, a California limited liability company ("Hydrofarm"), WJCO LLC, a Colorado limited liability company ("WJCO"), EHH Holdings, LLC ("EHH"), a Delaware limited liability company, and SunBlaster, LLC, a Delaware limited liability company ("SunBlaster", and together with Hydrofarm, WJCO and EHH, collectively, the "Borrowers"), the lenders party to the Credit Agreement referred to below (collectively, the "Lenders" and each individually a "Lender") that are signatories hereto, and Brightwood Loan Services LLC, in its capacity as Administrative Agent for the Lenders. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Holdings and the Borrowers have entered into financing arrangements pursuant to which the Lenders have made and provided loans and other financial accommodations to the Borrowers as set forth in the Credit Agreement, dated as of May 12, 2017, by and among Holdings, the Borrowers, the Lenders and the Administrative Agent (as the same has heretofore been, and may hereafter be, amended, modified, supplemented, extended, renewed, restated or replaced, the "Credit Agreement");

WHEREAS, an Event of Default has occurred and is continuing under Section 7.1(c) of the Credit Agreement as a result of the failure by Holdings and the Borrowers to comply with the covenant set forth in Section 5.1(a) of the Credit Agreement by failing to deliver to the Administrative Agent a copy of the annual audited financial statements of the Acquired Company for the fiscal year ended December 31, 2016 (the "Audited 2016 Financial Statements") as and when required under such Section 5.1(a) (the "Specified Event of Default");

WHEREAS, Holdings and the Borrowers have requested that the Required Lenders agree to waive the Specified Event of Default;

WHEREAS, Holdings and the Borrowers desire to amend certain provisions of the Credit Agreement as set forth herein to, among other things, extend the deadline for the delivery of the Audited 2016 Financial Statements under Section 5.1(a) of the Credit Agreement from June 30, 2017 until September 29, 2017;

WHEREAS, pursuant to Section 9.1 of the Credit Agreement, in order to effect the waiver of the Specified Event of Default and the amendment to the Credit Agreement contemplated by this Amendment, this Amendment must be approved by the Required Lenders; and

WHEREAS, the undersigned Lenders constitute the Required Lenders.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and 1 covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Limited Waiver. Holdings and the Borrowers acknowledge that the Specified Event of Default has occurred and is continuing, and represent and warrant that as of the date hereof, no Defaults or Events of Default have occurred and are continuing other than the Specified Event of Default. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations and warranties set forth in Section 4 below, the Required Lenders hereby waive the Specified Event of Default; provided, that Holdings and the Borrowers deliver the Audited 2016 Financial Statements to the Administrative Agent in accordance with Section 5.1(a) of the Credit Agreement, as amended by this Amendment. This is a limited waiver and shall not be deemed to (a) waive, release, modify or limit the obligations of Holdings or any Borrower to otherwise comply with all terms and conditions of the Credit Agreement and the other Loan Documents, (b) waive any other existing or future Default or Event of Default, or (c) prejudice any right or remedy that the Administrative Agent or any Lender may have presently or in the future under or in connection with the Credit Agreement or any other Loan Document (all of which rights and remedies are expressly reserved), in each case, except at expressly provided herein. This waiver shall be effective only in this specific instance and for the specific purpose for which this waiver is given. This waiver shall not entitle Holdings nor any Borrower to any other or further waiver in any similar or other circumstances.

SECTION 2. Amendment. Section 5.1(a) of the Credit Agreement is hereby amended by:

(a)              deleting the reference to "June 30, 2017" in the first line thereof and replacing such date with "September 29, 2017"; and

(b)              deleting the phrase ", with comparative figures for the preceding fiscal year," in the fourth line thereof.

SECTION 3. Conditions Precedent. This Amendment shall only be effective upon the satisfaction of each of the following conditions precedent in a manner reasonably satisfactory to the Administrative Agent:

(a)              the Administrative Agent shall have received counterparts of this Amendment, duly authorized, executed and delivered by Holdings, the Borrowers and the Required Lenders;

(b)              all representations and warranties contained in this Amendment, the Credit Agreement and each of the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) as of such date; and

(c)            after giving effect to this Amendment, no Default or Event of Default shall exist or have occurred and be continuing as of the date of this Amendment.

SECTION 4. Representations and Warranties. Each of Holdings and each Borrower hereby represents and warrants to the Administrative Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)            after giving effect to this Amendment, as of the date of this Amendment, no Default or Event of Default exists or has occurred and is continuing;

(b)            this Amendment and each other agreement to be executed and delivered in connection herewith or therewith (together with this Amendment, the "Amendment Documents"), has been duly authorized, executed and delivered by all necessary action on the part of each Loan Party which is a party hereto or thereto and, if necessary, their respective members or stockholders, as the case may be, and is in full force and effect as of the effective date hereof and the agreements and obligations of Loan Parties contained herein and therein constitute (or when executed and delivered, will constitute) legal, valid and binding obligations of Loan Parties enforceable against them in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer or conveyance, moratorium, or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles;

(c)            as of the date of this Amendment, all representations and warranties contained in this Amendment, the Credit Agreement and each of the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) as of such date; and

(d)            neither the execution, delivery and performance of this Amendment or any other Amendment Document, nor the consummation of any of the transactions contemplated hereby (i) are in contravention of any applicable law or any indenture, agreement or undertaking to which any Loan Party is a party or by which any Loan Party or its property is bound, or (ii) violates any provision of the certificate of incorporation, certificate of formation, by-laws, operating agreement or other governing documents of such Loan Party.

SECTION 5. Effect of this Amendment; Ratification.

(a)       Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Credit Agreement or the other Loan Documents are intended or implied, and in all other respects the Credit Agreement and the other Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Loan Parties shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. Except as expressly set forth herein, this Amendment shall not operate as a waiver of any obligation of Holdings or any Borrower under, or any right, power, or remedy of the Administrative Agent or the Lenders under, the Credit Agreement or the other Loan Documents. This Amendment is not a novation or discharge of any of the obligations of Holdings or the Borrowers under the Credit Agreement and the other Loan Documents. This Amendment shall be deemed to be a Loan Document. The Credit Agreement and this Amendment shall be read and construed as one agreement.

(b)       For the benefit of the Administrative Agent and the Lenders, each of the Loan Parties hereby (i) affirms and confirms its guarantees, pledges, grants of collateral and security interests and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the other Loan Documents Agreements to which it is a party and (iii) agrees that (x) the Credit Agreement and each other Loan Document to which it is a party shall continue to be in full force and effect and (y) all guarantees, pledges, grants of collateral and security interests and other undertakings the Credit Agreement and each other Loan Document to which it is a party shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and the Lenders.

SECTION 6. Governing Law. This Amendment, and all matters relating hereto or thereto or arising herefrom or therefrom (whether arising under contract law, tort law or otherwise) shall, each be deemed to be a contract made under, governed by and interpreted pursuant to the internal laws (and not the law of conflicts) of the State of New York.

SECTION 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

SECTION 8. Captions. The captions in this Amendment are intended for convenience only and do not constitute and shall not be interpreted as part of this Amendment.

SECTION 9. No Course of Dealing. Holdings and each Borrower acknowledges that (a) except as expressly set forth herein, neither the Administrative Agent nor any Lender has agreed (and has no obligation whatsoever to discuss, negotiate or agree) to any restructuring, modification, amendment, extension, waiver, or forbearance with respect to the Credit Agreement or any other Loan Document or any of the terms thereof, and (b) the execution and delivery of this Agreement has not established any course of dealing between the parties hereto or created any obligation or agreement of the Administrative Agent or any Lender with respect to any future restructuring, modification, amendment, extension, waiver, or forbearance with respect to the Credit Agreement or any other Loan Document or any of the terms thereof.

SECTION 10. Counterparts. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

HOLDINGS:

HYDROFARM HOLDINGS LLC

By:	/s/ Michael Serruya
Name: Michael Serruya
Title: President

BORROWERS:

HYDROFARM, LLC

By:	/s/ Peter Wardenburg
Name: Peter Wardenburg
Title: President

WJCO LLC

By:	/s/ Peter Wardenburg
Name: Peter Wardenburg
Title:President

EHH HOLDINGS, LLC

By	/s/ Peter Wardenburg
Name: Peter Wardenburg
Title:President

SUNBLASTER, LLC

By	/s/ Peter Wardenburg
Name: Peter Wardenburg
Title: President

[Signature Page to Amendment No. 1 to Credit Agreement]

ADMINISTRATIVE AGENT:

BRIGHTWOOD LOAN SERVICES LLC, as Administrative Agent

By:	/s/ Damien Dwin
Name: Damien Dwin
Title:	Authorised Person

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:

BRIGHTWOOD CAPITAL FUND III-U, LP, as Lender

By:	Brightwood Capital Fund Managers III, LLC, as its General Partner

By:	/s/ Damien Dwin
Name: Damien Dwin
Title: Authorized Person

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:

BRIGHTWOOD CAPITAL FUND III 2016-2, LLC, as Lender

By:	Brightwood Capital Fund Managers III, LLC, as its Manager

By:	/s/ Damien Dwin
Name: Damien Dwin
Title: Aithorized Peron

By:	/s/ Phil Daniele
Name:	Phil Daniele
Title:	Chief Risk Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:

BCOF CAPITAL, LP, as Lender

By:	BCOF Capital Managers, LLC,
as its General Partner

By:	/s/ Damien Dwin
Name: Damien Dwin
Title: Authorized Person

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:

MAIN STREET CAPITAL CORPORATION,
as Lender

By:	/s/ Nick Meserve
Name:	Nick Meserve
Title:	Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:

HMS INCOME FUND, INC., as Lender

By:	/s/ Alejandro Palomo
Name: Alejandro Palomo
Title: Authorized Agent

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:

TCG BDC, INC., as Lender

By:	/s/ Mark Tamburello
Name: Mark Tamburello
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:

CARLYLE GMS FINANCE MM CLO 2015-1 LLC,
as Lender

By:	/s/ Mark Tamburello
Name: Mark Tamburello
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]